SUPPLEMENT DATED JUNE 4, 2014
TO THE PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE II PROSPECTUS
DATED MAY 1, 2014

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

SUMMARY: FEE TABLES
On page 7, delete the information under "For Policies with a policy date on and after January 1, 2014" and replace with the following:
For Policies with a policy date on and after January 1, 2014(1):
The following table describes the fees and expenses that you will pay at the time that you buy, surrender the Policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Charge(2)	upon receipt of premium
Maximum		7.50% of premium paid(3)
Current		7.50% of premium paid(3)
Taxes (federal, state and local)	upon receipt of premium
Maximum		3.25% of premium paid
Current		3.25% of premium paid
Transaction Fee for Unscheduled Partial Surrender	from each unscheduled partial surrender after the second unscheduled partial surrender in a policy year
Maximum		The lesser of $25 or 2% of the amount surrendered
Current		The lesser of $25 or 2% of the amount surrendered
Transfer Fee for Unscheduled Division Transfer(4)	upon each unscheduled division transfer after the first unscheduled division transfer in a policy month
Maximum		$25 per unscheduled transfer
Current		None
Optional Insurance Benefits(5)
Life Paid-Up Rider	on the date rider benefit begins
Maximum		13.50% of policy value
Current (if Policy is issued with the guideline premium/cash value corridor test)(6)		3.50% of policy value
Current (if the Policy is issued with the cash value accumulation test)(6)		7.50% of policy value

The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying mutual fund fees and expenses.

Periodic Charges Other Than Underlying Mutual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(7)	monthly
Maximum		$83.33 per $1,000 of net amount at risk(8)
Minimum		$0.00167 per $1,000 of net amount at risk(8)
Current Charge for Representative Insured (The representative insured is a 45 year-old male with a risk classification of preferred non-tobacco for policy year one)		$0.00667 per $1,000 of net amount at risk(8)
Asset Based Charge	monthly	equivalent to:
Maximum		0.30% of net policy value per year
Current		0.30% of net policy value per year
Monthly Policy Issue Charge	monthly
Maximum		$0.52084 per $1,000 of total face amount
Minimum		$0.02667 per $1,000 of total face amount
Current Charge for Representative Insured (The representative insured is a 45 year-old male in with a risk classification of preferred non-tobacco for policy year one)		$0.05 per $1,000 of total face amount
Net Policy Loan Charge(9)	annually (accrued daily)
Maximum		1.0% of loan indebtedness per year(10)
Current		1.0% of loan indebtedness per year(10)
Optional Insurance Benefits(5)
Supplemental Benefit Rider (Cost of Supplemental Insurance)(7)	monthly
Maximum		$83.33 per $1,000 of net amount at risk(8)
Minimum		$0.00083 per $1,000 of net amount at risk(8)
Current Charge for Representative Insured (The representative insured is a 45 year-old male with a risk classification of preferred non-tobacco for policy year one)		$0.00333 per $1,000 of net amount at risk(8)

The following table shows the minimum and maximum total operating expenses charged by any of the underlying mutual funds that you may pay periodically during the time that you own the Policy. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.

Annual Underlying Mutual Fund Operating Expenses as of December 31, 2013(11)
	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)(12)	0.25%	1.80%

(1)	In states where approved; otherwise, we apply the charge(s) in effect for Policies with a policy date prior to 01/01/2014.

(2)	Sales charge varies over time as described in section CHARGES AND DEDUCTIONS - Premium Expense Charge.

(3)	Premium paid up to target premium. The maximum sales charge on premium paid in excess of target premium is 3.00%.

(4)
Please note that in addition to the fees shown, additional transfer fees or restrictions may be imposed by federal regulators, state regulators and/ or sponsors of the underlying mutual funds. For more information regarding transfers, see GENERAL DESCRIPTION OF THE POLICY - Policy Limitations.

(5)	For more information see GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits.

(6)	For more information regarding the guideline premium/cash value corridor test and the cash value accumulation test, see DEATH BENEFITS AND POLICY VALUES - IRS Definition of Life Insurance.

(7)
This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. To obtain more information about the charge that would apply to you, contact your registered representative or call 1-800-247-9988 and request personalized illustrations.

(8)	See GLOSSARY for definition.

(9)	The difference between the interest charged on the loan indebtedness and the interest credited to the loan account. See LOANS - Policy Loans for the actual rates.

(10)	This charge decreases after policy year ten.

(11)
Some of the underlying mutual funds available are “funds of funds.” A fund of funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Operating expenses shown for a fund of funds include the fees and expenses that such fund incurs indirectly as a result of investing in other funds. More detail about the risks of investing in a fund of funds is available in such fund’s prospectus.

(12)	None of the mutual funds underlying the policy impose a short-term redemption fee, although the managers of such funds reserve the right to assess such a fee in the future.

CHARGES AND DEDUCTIONS
On page 16, delete the table and footnotes under "For Policies with a policy date on and after January 1, 2014" and replace with the following:
For Policies with a policy date on and after January 1, 2014(1):
Current Premium Expense Charge (as a % of Premium Paid)(2)

Years since issue or adjustment	Sales Charge(3)	Federal, State and Local Taxes	Total
through 1	3.00%	3.25%	6.25%
2 through 7	7.50%	3.25%	10.75%
more than 7	2.50%	3.25%	5.75%

(1)	In states where approved; otherwise, we apply the rate(s) in effect for Policies with a policy date before January 1, 2014.

(2)	Deducted from premiums paid in each period. The premium expense charge also applies to premiums attributable to a total face amount increase.

(3)	Assessed against premiums up to target premium. There is a 3.00% sales charge on premiums in excess of target premium through year 1 since issue or adjustment and 0.50% thereafter.

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